DEALER MANAGER AGREEMENT

                                                                October 12, 1998

Salomon Smith Barney, Inc.
  As Dealer Manager
7 World Trade Center, 42nd Floor
New York, New York 10048

Ladies and Gentlemen:

      Long Island Lighting Company d/b/a LIPA (the "Purchaser") plans to make Offers for any and all of its 7.30% Debentures Due 2000 (the "7.30% Debentures"), 6.25% Debentures Due 2001 (the "6.25% Debentures"), 7.05% Debentures Due 2003 (the "7.05% Debentures"), 7.00% Debentures Due 2004 (the "7.00% Debentures"), 7.125% Debentures Due 2005 (the "7.125% Debentures") and 9.00% Debentures Due 2022 (the "9.00% Debentures" and together with each of the other series of debentures specified in this sentence, the "Securities") (each an "Offer" and collectively the "Offers") upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement and the Letter of Transmittal (including the attachments thereto) attached hereto as Exhibit A (collectively, the "Offer Letter"). Capitalized terms used herein and not defined shall have the meaning ascribed to them in the Offer to Purchase and Consent Solicitation Statement.

      In conjunction with the Offers, the Purchaser is soliciting (the "Solicitation") consents (the "Consents") from Holders of the Securities of at least 66 2/3% of the outstanding aggregate principal amount of all series of Securities to the adoption of a certain amendment to the Indentures under which the Securities were issued.

      The Purchaser hereby appoints Salomon Smith Barney, Inc. as Dealer Manager (the "Dealer Manager") in connection with the Offers and the Solicitation and authorizes the Dealer Manager to act on its behalf in accordance with this agreement (the "Agreement") and the terms of the Offer Letter, which Offer Letter has been approved by the Purchaser and which the Dealer Manager is authorized to use in connection with the solicitation of tenders and Consents. The Dealer Manager agrees to furnish no written material to holders in connection with the Offers and the Solicitation other than the Offer Letter.

      The Purchaser and the Dealer Manager acknowledge and agree that the Offers will not comply with Rule 14e-1 under the Securities Exchange Act of 1934, as amended ("Rule 14e-1") to the extent permitted under the no-action letters to Merrill, Lynch, Pierce, Fenner & Smith Incorporated available July 19, 1993, The Times Mirror Company available November 15, 1994 and Salomon Brothers Inc. available October 1, 1990.

      1. Solicitation of Tenders and Consents.

      (a) The Dealer Manager will use its best efforts to solicit tenders of Securities and Consents pursuant to the Offers. The Dealer Manager shall have no liability to the Purchaser hereunder or for any act or omission on the part of any securities broker or dealer, commercial bank or trust company which may solicit tenders or Consents hereunder except for the gross negligence or willful misconduct of the Dealer Manager.

      (b) The Purchaser will not use or publish any material in connection with the Offers and Solicitation, or refer to the Dealer Manager in any such material, without first obtaining the consent of the Dealer Manager. The
Purchaser will promptly inform the Dealer Manager of any events known to the Purchaser that might require any change in the Offer Letter. The Purchaser will promptly inform the Dealer Manager of any litigation or administrative action known to the Purchaser with respect to the Offers and the Solicitation.

      (c) The Purchaser agrees to furnish to the Dealer Manager, to the extent the same is available to the Purchaser, the names and addresses of, and principal amount of Securities held by, the registered holders and beneficial owners of Securities or interests therein as of a recent date. The Dealer Manager will use such information only in connection with the Offers and the Solicitation and will not furnish such information to any other person except in connection with the Offers and the Solicitation.

      2. Compensation and Expenses.

      (a) The Purchaser shall pay to the Dealer Manager, as compensation for its services as Dealer Manager, if the Securities tendered pursuant to the Offers are purchased, a fee of 0.25% for each $1,000 principal amount of the outstanding Securities purchased pursuant to the Offers, payable concurrently with the payment for Securities by the Purchaser under the Offers.

      (b) Whether or not any Securities are purchased pursuant to the Offers, the Purchaser shall pay all expenses of the preparation, printing, mailing and publishing of the Offer Letter and all its other expenses in connection with the Offers and the Solicitation, together with all of the Dealer Manager's expenses, including its out-of-pocket expenses (which will be documented at the request of the Purchaser) and the fees and the disbursements of the Dealer Manager's counsel, incurred by the Dealer Manager in connection with its serving as Dealer Manager.

      3. Certain Representations and Warranties by the Purchaser.

      The Purchaser represents and warrants to the Dealer Manager that:

            (a) The Purchaser is validly existing as a New York corporation in good standing under the laws of the State of New York.

            (b) The Purchaser has duly taken all necessary corporate action to authorize the making of the Offers and the execution, delivery and performance of this Agreement; and this Agreement has been duly executed and delivered by the Purchaser.

            (c) The Offer Letter does not and (as amended or supplemented, if amended or supplemented) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

            (d) The making and consummation of the Offers, including any related borrowings or other provisions for the payment for Securities by the Purchaser, and the execution, delivery and performance by the Purchaser of this Agreement do not and will not conflict with, or result in the acceleration of any obligation under or in a breach of, or constitute a default under, any of the provisions of any material resolution, indenture, loan agreement or mortgage to which the Purchaser is a party or by which it is bound or to which any material part of its property or assets is subject, and do not and will not contravene in any material respect, any Federal, state or local law, rule or regulation known to the Purchaser, or any order applicable to the Purchaser of any court or of any other governmental agency or instrumentality having jurisdiction over it or any material part of its property.

      4. Certain Representations and Warranties by the Dealer Manager.

      The Dealer Manager represents and warrants to the Purchaser that:

            (a) All actions taken by it as Dealer Manager will comply in all material respects with all applicable laws, regulations and rules of the United States, including, without limitation, the no-action positions taken by the Staff of the Securities and Exchange Commission in Merrill, Lynch, Pierce, Fenner & Smith Incorporated available July 19, 1993, The Times Mirror Company available November 15, 1994 and Salomon Brothers Inc. available October 1, 1990, the applicable rules and regulations of the registered national securities exchanges of which the Dealer Manager is a member and of the National Association of Securities Dealers, Inc. and state securities laws.

            (b) During the period of the Offers, none of the Dealer Manager nor any of its affiliates shall effect any transactions in the Securities or the applicable U.S. Treasury Reference Notes listed on the cover page of the Offer to Purchase and Consent Solicitation Statement, for the purpose of creating actual, or apparent, active trading in, or raising or depressing the price of, the Securities or such applicable U.S. Treasury Reference Notes.

      5. Conditions of Obligation.

      The obligation to act as Dealer Manager hereunder shall at all times be subject, in its discretion, to the conditions that:

            (a) All representations, warranties and other statements of the Purchaser contained herein are now, and at all times during the Offers and the Solicitation will be, true and correct in all material respects.

            (b)  The   Purchaser   at  all  times  during  the  Offers  and  the
      Solicitation  shall  have  performed  all  of  its  material   obligations
      hereunder  and  theretofore  required  to have been  performed.

            (c) Legal counsel to the Purchaser acceptable to the Dealer Manager shall have furnished to the Dealer Manager, concurrently with the execution of this Agreement, an opinion, dated the date hereof, substantially in the form of Exhibit B hereto.

      6. Indemnification.

      (a) The Purchaser agrees to indemnify and hold harmless the Dealer Manager and any person, if any, who controls the Dealer Manager within the meaning of
Section 20 of the Securities Exchange Act of 1934, as amended or Section 15 of the Securities Act of 1933, as amended, from and against any and all claims, damages, losses, liabilities, costs or expenses (including attorneys' fees) to which the Dealer Manager may become subject by reason of or in connection with
(i) the Offers and the Solicitation, (ii) the execution and delivery of this Agreement or the performance, or failure to perform, by the Dealer Manager of its obligations hereunder, (iii) any breach by the Purchaser of any warranty, covenant, term or condition in, or the occurrence of any default under, this Agreement, and (iv) any untrue statement or alleged untrue statement of a material fact in the Offer Letter or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (v) any other event or transaction contemplated by any of the foregoing; provided, however, the Dealer Manager shall not be indemnified for any claims, damages, losses, liabilities, costs or expenses (i) relating to an untrue statement of a material fact or omission to state a material fact by the Dealer Manager or such controlling person and (ii) to the extent, but only to the extent, caused by the willful misconduct or gross negligence of the Dealer Manager.

      (b) The Purchaser agrees to assume the defense of any action against the Dealer Manager based upon allegations of any such loss, claim, damage, liability or action, including the retaining of counsel satisfactory to the Dealer Manager and the payment of counsel fees and all other expenses relating to such defense; provided, however, that the Dealer Manager may retain separate counsel in any such action and may participate in the defense thereof at the expense of the Dealer Manager unless such retaining of separate counsel has been specifically authorized by the Purchaser; and provided further, that if the Dealer Manager shall have been advised by counsel that there may be legal defenses available to the Dealer Manager which are different from or additional to those available to the Purchaser, then the Purchaser shall not have the right to assume the defense of the action on behalf of such Dealer Manager, and in such event the said fees and expenses of the Dealer Manager in defending such action shall be borne by the Purchaser. The indemnity agreement contained in Section 7(a) hereof will be in addition to any liability which the Purchaser may otherwise have.

      Promptly after receipt by any indemnified party under this Agreement of notice of the commencement of any action, suit or proceeding, such party will, if a claim in respect thereof is to be made against the Purchaser, notify the Purchaser of the commencement thereof, but the omission to notify the Purchaser will not relieve the Purchaser from any liability which it may have to the indemnified party.

      (c) In order to provide for just and equitable contribution in any case in which (a) the Dealer Manager (or any person who controls the Dealer Manager within the meaning of Section 15 of the Securities Act of 1933, as amended or
Section 20 of the Securities Exchange Act of 1934, as amended) would otherwise be entitled to indemnification pursuant to Section

7(a) hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that Section 7(a) provides for indemnification in such case or (b) contribution may be required on the part of the Dealer Manager or any such controlling person in circumstances for which indemnification is provided under Section 7(a); in each such case, the Purchaser and the Dealer Manager shall contribute to the amount paid as a result of such losses, claims, expenses, damages or liabilities (or actions in respect thereof)
(A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties on the one hand, and the party to be indemnified on the other hand, from the Offers and the Solicitation or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of each of the contributing parties on the one hand and the party to be indemnified on the other hand in connection with statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; provided, however, that, in any such case (x) the Dealer Manager shall not be required to contribute any amount in excess of the compensation paid to the Dealer Manager pursuant to Section 3 hereof, and (y) no person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      Promptly after receipt by any party to this Agreement of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission to notify the Contributing Party will not relieve it from any liability which it may have to any other party. In case any such action, suit or proceeding is brought against any party, and such party notifies a Contributing Party of the commencement thereof, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified.

      7. Miscellaneous.

      (a) The Purchaser shall advise the Dealer Manager promptly of the occurrence of any event which, in the Purchaser's judgment, could cause the Purchaser to withdraw, rescind or modify the Offers and the Solicitation.

      (b) This Agreement is made solely for the benefit of the Dealer Manager and the Purchaser and their respective successors, assigns, and legal representatives, and no other person shall acquire or have any right under or by virtue of this agreement.

      (c) Except as otherwise expressly provided in this agreement, whenever notice is required by the provisions of this agreement to be given to (i) the Purchaser, such notice shall be in writing addressed to the Purchaser, at its office at 333 Earle Ovington Boulevard, Uniondale, New York 11553, Attention:
Stanley Klimberg, Esq.; and (ii) the Dealer Manager, such notice shall be in writing addressed to the Dealer Manager, at Salomon Smith Barney, Inc., World Trade Center, 42nd Floor, New York, New York 10048, Attention: Stephen J. Cheeseman.

      (d) This Agreement contains the entire understanding of the parties with respect to Salomon Smith Barney, Inc. acting as Dealer Manager of the Offers and the Solicitation, superseding all prior agreements, understandings and negotiations with respect to such activities by Salomon Smith Barney, Inc., and shall be governed by and construed in accordance with the laws of the State of New York. This Agreement may be executed in any number of separate counterparts, each of which shall be an original, but all such counterparts shall together constitute one and the same agreement.

      Please sign and return to us a duplicate of this letter, whereupon it will become a binding agreement.

                                   Very truly yours,

                                   LONG ISLAND LIGHTING COMPANY
                                   d/b/a LIPA

                                   By: /s/ David P. Warren
                                       -----------------------------------
                                       Name: David P. Warren
                                       Title:   Chief Financial Officer

The undersigned hereby confirms that the foregoing letter, as of the date thereof, correctly sets forth the agreement between the Purchaser and the undersigned.

SALOMON SMITH BARNEY, INC.

By: /s/ Stephen Cheeseman
    -------------------------
    Name: Stephen Cheeseman
    Title:   Vice President

                                    EXHIBIT A

           Offer to Purchase and Letter of Transmittal and attachments

                                   EXHIBIT B

                                                               November 12, 1998

Salomon Smith Barney, Inc.
  As Dealer Manager
7 World Trade Center, 42nd Floor
New York, New York  10048

Ladies and Gentlemen:

      We have acted as counsel to Long Island Lighting Company d/b/a LIPA (the "Purchaser"), in connection with the Offers for any and all its 7.30% Debentures Due 2000 (the "7.30% Debentures"), 6.25% Debentures Due 2001 (the "6.25%
Debentures"), 7.05% Debentures Due 2003 (the "7.05% Debentures"), 7.00% Debentures Due 2004 (the "7.00% "Debentures"), 7.125% Debentures Due 2005 (the "7.125% "Debentures"), and 9.00% Debentures Due 2022 (the "9.00% "Debentures" and together with each of the other series of debentures specified in this sentence, the "Securities") (each an "Offer" and collectively "Offers").

      In conjunction with the Offers, the Purchaser is soliciting ("the "Solicitation") consents from Holders of the Securities of at least 66 2/3% of the outstanding aggregate principal amount of all series of Securities to the adoption of a certain amendment to the Indentures under which the Securities were issued. Such Offers and Solicitation were made on the terms and subject to the conditions set forth in those certain documents which are attached as Exhibit A to the Dealer Manager Agreement referred to below (said letters are collectively referred to as the "Offer Letter").

      In that connection, we have examined the Offer Letter, a signed copy of the agreement dated October 12, 1998, between the Purchaser and you providing for your services as Dealer Manager for the Offers and the Solicitation (the "Dealer Manager Agreement") and such other documents as we have deemed appropriate for the purpose of this opinion.

      We have not undertaken any independent review or investigation of the foregoing facts. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as photocopies and the authenticity of the originals of such photocopies. We have also assumed, with your consent and without undertaking, or having any duty to undertake any independent investigation, that the representations, warranties, statements and information as to factual matters made in the agreements and documents mentioned above or otherwise furnished to us are true and correct.

      Based upon such examination and in reliance thereon and having regard for legal considerations which we deem relevant, we are of the following opinion:

            (i) The Purchaser is validly existing and in good standing under laws of the State of New York.

            (ii) The Purchaser has duly taken all necessary corporate action to authorize the making and consummation of the Offers and the execution, delivery and performance of the Dealer Manager Agreement, and the Dealer Manager Agreement has been duly executed and delivered by the Purchaser.

            (iii) The making and consummation of the Offers, including any related borrowings or other provisions for the payment for Securities by the Purchaser, and the execution, delivery and performance by the Purchaser of the Dealer Manager Agreement do not and will not violate or conflict with, result in a breach of, constitute a default under, or result in the creation of any lien upon any property of LIPA under (a) the Certificate of Incorporation or the By-Laws of LIPA, (b) any other agreement or instrument listed on Annex 1 to which LIPA is a party or may be bound, or (c) Applicable Law.

      The opinions herein are further subject to the following limitations and qualifications:

            (a) We express no opinion as to matters of law in jurisdictions other than the State of New York, the State of California and the federal laws of the United States.

            (b) We express no opinion insofar as to compliance with applicable anti-fraud statutes, rules or regulations of state, and federal law.

            (c) We have assumed, without investigation, there was and will be no misrepresentation, omission, fraud, duress, undue influence, bad faith or deceit in connection with the Offers.

      For purposes of rendering the opinions expressed above the term "Applicable Laws" means those laws, rules or regulations of the State of New York and the State of California and the federal laws, rules or regulations of the United States of America that, in our experience, are normally applicable to transactions of the type contemplated by the Offer Letter.

      We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of any of the statements contained in the Offer Letter and make no representation that we have independently verified the accuracy, completeness or fairness of any such statements. In our capacity as counsel to LIPA, however, we had conferences and teleconferences with LIPA and representatives of the Dealer Manager and others, during which conferences and teleconferences the contents of the Offer Letter and related matters were discussed. Based on our participation in the above-mentioned conferences and in reliance thereon and on the records, documents, certificates and opinions herein mentioned above, we advise you that, during the course of our representation of LIPA as counsel on this matter, no information came to the attention of the attorneys in our firm rendering legal services in connection with such representation which caused us to believe that the Offer Letter at its date and as of the date of this opinion (except for the statements contained in the "Total Purchase Price" section of the Offer Letter, as to which we express no opinion or view) contained or contains any untrue statements of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      This opinion is intended for your use and neither this opinion nor any part hereof may be delivered to, used or relied upon by any other person or entity, without our prior written consent except this opinion may be relied upon by the underwriters with regard to the sale by the Long Island Power Authority of its Electric System Revenue Bonds, Series 1998B.

      This opinion is given as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in law which may hereafter occur.

                                                     Very truly yours,

                                    Annex 1

--------------------------------------------------------------------------------
Description of Document
--------------------------------------------------------------------------------
(a) Debenture Indenture dated as of November 1, 1986 from LILCO to The Connecticut Bank and Trust Company, National Association, as Trustee.
         -----------------------------------------------------------------------
         Seven Supplemental Indentures as follows:
         -----------------------------------------------------------------------
         Supplemental Indenture
         -----------------------------------------------------------------------
         Number                Date
         -----------------------------------------------------------------------
         First                 11/1/86
         -----------------------------------------------------------------------
         Second                04/1/89
         -----------------------------------------------------------------------
         Third                 07/1/89
         -----------------------------------------------------------------------
         Fourth                07/1/92
         -----------------------------------------------------------------------
         Fifth                 11/1/92
         -----------------------------------------------------------------------
         Sixth                 06/1/93
         -----------------------------------------------------------------------
         Seventh               07/1/93
--------------------------------------------------------------------------------
(b) Debenture Indenture dated as of November 1, 1992 from LILCO to Chemical Bank, as Trustee.
         -----------------------------------------------------------------------
         Four Supplemental Indenture as follows:
         -----------------------------------------------------------------------
         Supplemental Indenture
         -----------------------------------------------------------------------
         Number                Date
         -----------------------------------------------------------------------
         First                 01/1/93
         -----------------------------------------------------------------------
         Second                03/1/93
         -----------------------------------------------------------------------
         Third                 03/1/93
         -----------------------------------------------------------------------
         Fourth                03/1/93
--------------------------------------------------------------------------------
(c) Indenture of Trust dated as of December 1, 1989 by and between NYSERDA and The Connecticut National Bank, as Trustee, relating to the 1989 Series A EFRBs.
         -----------------------------------------------------------------------
         Indenture of Trust dated as of December 1, 1989 by and between New York State Energy Research and Development Authority and The Connecticut National Bank, as Trustee, relating to the 1989 Series B EFRBs.
         -----------------------------------------------------------------------
         Participation Agreement dated as of December 1, 1989 by and between NYSERDA and LILCO relating to the 1989 Series A EFRBs.
         -----------------------------------------------------------------------
         Participation Agreement dated as of December 1, 1989 by and between NYSERDA and LILCO relating to the 1989 Series B EFRBs.
--------------------------------------------------------------------------------
(d) Indenture of Trust dated as of May 1, 1990 by and between NYSERDA and The Connecticut National Bank, as Trustee, relating to the 1990 EFRBs.
         -----------------------------------------------------------------------
         Participation Agreement dated as of May 1, 1990 by and between NYSERDA and LILCO relating to the 1990 EFRBs.
--------------------------------------------------------------------------------
(e) Indenture of Trust dated as of January 1, 1991 by and between NYSERDA and The Connecticut National Bank, as Trustee, relating to the 1991 EFRBs.
         -----------------------------------------------------------------------
         Participation Agreement dated as of January 1, 1991 by and between NYSERDA and LILCO relating to the 1991 EFRBs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(f) Indenture of Trust dated as of February 1, 1992 by and between NYSERDA and IBJ Schroder Bank and Trust Company, as Trustee, relating to the 1992 EFRBs, Series A.
         -----------------------------------------------------------------------
         Participation Agreement dated as of February 1, 1992 by and between NYSERDA and LILCO relating to the 1992 EFRBs, Series A.
--------------------------------------------------------------------------------
(g) Indenture of Trust dated as of February 1, 1992 by and between NYSERDA and IBJ Schroder Bank and Trust Company, as Trustee, relating to the 1992 EFRBs, Series B.
         -----------------------------------------------------------------------
         Participation Agreement dated as of February 1, 1992 by and between NYSERDA and LILCO relating to the 1992 EFRBs, Series B.
--------------------------------------------------------------------------------
(h) Indenture of Trust dated as of August 1, 1992 by and between NYSERDA and IBJ Schroder Bank and Trust Company, as Trustee, relating to the 1992 EFRBs, Series C.
         -----------------------------------------------------------------------
         Participation Agreement dated as of August 1, 1992 by and between NYSERDA and LILCO relating to the 1992 EFRBs, Series C.
--------------------------------------------------------------------------------
(i) Indenture of Trust dated as of August 1, 1992 by and between NYSERDA and IBJ Schroder Bank and Trust Company, as Trustee, relating to the 1992 EFRBs, Series D.
         -----------------------------------------------------------------------
         Participation Agreement dated as of August 1, 1992 by and between NYSERDA and LILCO relating to the 1992 EFRBs, Series D.
--------------------------------------------------------------------------------
(j) Indenture of Trust dated as of November 1, 1993 by and between NYSERDA and Chemical Bank, as Trustee, relating to the 1993 EFRBs, Series A.
         -----------------------------------------------------------------------
         Participation Agreement dated as of November 1, 1993 by and between NYSERDA and LILCO relating to the 1993 EFRBs, Series A.
--------------------------------------------------------------------------------
(k) Indenture of Trust dated as of November 1, 1993 by and between NYSERDA and Chemical Bank, as Trustee, relating to the 1993 EFRBs, Series B.
         -----------------------------------------------------------------------
         Participation Agreement dated as of November 1, 1993 by and between NYSERDA and LILCO relating to the 1993 EFRBs, Series B.
--------------------------------------------------------------------------------
(l) Indenture of Trust dated as of October 1, 1994 by and between NYSERDA and Chemical Bank, as Trustee, relating to the 1994 EFRBs, Series A.
         -----------------------------------------------------------------------
         Participation Agreement dated as of October 1, 1994 by and between NYSERDA and LILCO relating to the 1994 EFRBs, Series A.
--------------------------------------------------------------------------------
(m) Indenture of Trust dated as of August 1, 1995 by and between NYSERDA and Chemical Bank, as Trustee, relating to the 1995 EFRBs, Series A.
         -----------------------------------------------------------------------
         Participation Agreement dated as of August 1, 1995 by and between NYSERDA and LILCO relating to the 1995 EFRBs, Series A.
--------------------------------------------------------------------------------
(n) Indenture of Trust dated as of December 1, 1997 by and between NYSERDA and The Chase Manhattan Bank, as Trustee, relating to the 1997 EFRBs, Series A.
         -----------------------------------------------------------------------
         Participation Agreement dated as of December 1, 1997 by and between NYSERDA and LILCO relating to the 1997 EFRBs, Series A.
--------------------------------------------------------------------------------